Earnings / (Loss) per Share	9 Months Ended
Sep. 30, 2013
Earnings Per Share [Abstract]
Earnings Per Share

11.       Earnings / (Loss) per Share

All shares issued (including the restricted shares issued under the Company's Incentive Plan) are the Company's common stock and have equal rights to vote and participate in dividends upon their vesting. The calculation of basic earnings / (loss) per share does not treat the non-vested shares (not considered participating securities) as outstanding until the time/service-based vesting restriction has lapsed. For the purpose of calculating diluted earnings per share the weighted average number of diluted shares outstanding includes the incremental shares assumed issued determined in accordance with the treasury stock method.

For the nine months ended September 30, 2013 and on the basis that the Company incurred losses, the effect of any incremental shares would be anti-dilutive and therefore basic and diluted loss per share is the same.

For the nine months ended September 30, 2012, there were no incremental shares assumed issued under the treasury stock method to include in the denominator of the diluted earnings per share calculation

	September 30, 2013		September 30, 2012
	Basic LPS	Diluted LPS	Basic EPS	Diluted EPS

Net income / (loss)	$(11,609)	$(11,609)	$49,623	$49,623

Weighted average number of basic shares outstanding	81,276,288	81,276,288	81,182,564	81,182,564
Weighted average number of diluted common shares outstanding	81,276,288	81,276,288	81,182,564	81,182,564

Earnings / (loss) per share	$(0.14)	$(0.14)	$0.61	$0.61